SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 9, 2002

ARTISTDIRECT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30063	95-4760230

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5670 Wilshire Boulevard, Suite 200, Los Angeles, California 90036

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code: (323) 634-4000

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Item 5. Other Events
Item 7. Exhibits
SIGNATURE
Index to Exhibits
EXHIBIT 10.38
EXHIBIT 10.39

Item 5. Other Events

     From July 16, 2002, ARTISTdirect, Inc.’s Chairman of the Board and Chief Executive Officer, Frederick Field, has elected to defer salary that he was due to receive under his employment agreements with ARTISTdirect and with ARTISTdirect Records, L.L.C., an entity in which ARTISTdirect owns a significant equity interest and the operations of which ARTISTdirect is obligated to fund until July 2006.

     By letter agreements dated December 9, 2002, ARTISTdirect and ARTISTdirect Records amended their employment agreements dated May 31, 2001 with Mr. Field to memorialize their prior agreement on July 16, 2002 to defer salary and to provide that the amount of Mr. Field’s deferred salary, net of applicable tax withholdings, will be paid in a cash lump sum by ARTISTdirect and ARTISTdirect Records, respectively, within thirty days after the consummation of a private financing of at least $20,000,000 or, if earlier, the occurrence of (i) a merger, consolidation, sale of fifty percent (50%) or more of the voting securities or sale of all or substantially all of the assets of ARTISTdirect or ARTISTdirect Records, respectively, (ii) Mr. Field’s attainment of age 65, or (iii) the termination of Mr. Field’s employment with ARTISTdirect or ARTISTdirect Records, respectively.

     The above is a summary of the principal terms of the letter agreements and does not purport to explain all of the material terms of those agreements. You should read the letter agreements, which are filed as exhibits to this report and are incorporated herein by reference, for a more detailed understanding of the terms of those agreements.

Item 7. Exhibits

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits

10.38†	Letter Agreement, dated as of December 9, 2002, by and between ARTISTdirect, Inc. and Frederick Field to amend the Employment Agreement dated May 31, 2001 between ARTISTdirect, Inc. and Mr. Field.

10.39†	Letter Agreement, dated as of December 9, 2002, by and between ARTISTdirect Records, L.L.C. and Frederick Field to amend the Employment Agreement dated May 31, 2001 between ARTISTdirect Records, L.L.C. and Mr. Field.

†	Confidential treatment has been requested for certain confidential portions of this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. In accordance with Rule 24b-2, these confidential portions have been omitted from the exhibit and filed separately with the Securities and Exchange Commission.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 13, 2002	ARTISTDIRECT, INC. (Registrant)

	By:	/s/ JAMES B. CARROLL James B. Carroll Executive Vice President, Chief Financial Officer and Secretary

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Index to Exhibits

Exhibit
Number	Exhibit

10.38†	Letter Agreement, dated as of December 9, 2002, by and between ARTISTdirect, Inc. and Frederick Field to amend the Employment Agreement dated May 31, 2001 between ARTISTdirect, Inc. and Mr. Field.
10.39†	Letter Agreement, dated as of December 9, 2002, by and between ARTISTdirect Records, L.L.C. and Frederick Field to amend the Employment Agreement dated May 31, 2001 between ARTISTdirect Records, L.L.C. and Mr. Field.

†	Confidential treatment has been requested for certain confidential portions of this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. In accordance with Rule 24b-2, these confidential portions have been omitted from the exhibit and filed separately with the Securities and Exchange Commission.

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